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                                                                  EXHIBIT 10.33

                               AMENDMENT NO. 8 TO
                           THE GENUINE PARTS COMPANY
                                  PENSION PLAN

         This Amendment to the Genuine Parts Company Pension Plan is adopted by Genuine Parts Company (the "Company") through action of the Pension Committee, effective as of the date set forth herein.

                                  WITNESSETH:

         WHEREAS, the Company maintains the Genuine Parts Company Pension Plan (the "Plan"), as amended and restated effective January 1, 1989, and such Plan is currently in effect; and

         WHEREAS, under Section 4.02(c) and 8.06(c), the Pension Committee has the authority to amend Schedule E to the Plan;

         NOW, THEREFORE, BE IT RESOLVED that the Plan is hereby amended as follows effective September 30, 1998:

                                       1.

         The following is hereby added to the end of Schedule E of the Plan as follows:

         "3. Retirement Window for Closure of the Customer Financial Management Services Office for the Eastern Division. The following non-highly compensated employees may elect early retirement without the early reduction factor described in
                  Section 4.02(b) of the Plan. Furthermore such non-highly compensated employees who elect the early retirement window benefit shall receive a monthly benefit of $419.61 (less applicable withholding, if any) from October 1, 1998 until the earlier of the month in which the Participant attains age 65 or the Participant's death. Such non-highly compensated employees must notify the Company of their desire to elect the early retirement window between August 5, 1998 and September 30, 1998. Only the following Participants are eligible for this early retirement window: Kathleen D. Rosa and Joan E. Garofalo."

                                       2.

         Except as amended herein, the Plan shall remain in full force and effect.


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         IN WITNESS WHEREOF, Genuine Parts Company, acting through the Pension
Committee has caused this Amendment to the Plan to be executed on the date shown below but effective as of the date indicated above.



                                        PENSION COMMITTEE TO THE
                                        GENUINE PARTS COMPANY
                                        PENSION PLAN


                                        By: /s/ George W. Kalafut
                                            -----------------------------------
                                        Date: January 22, 1999
                                              ---------------------------------



                                        By: /s/ Edward J. Van Stedum
                                            -----------------------------------
                                        Date: January 22, 1999
                                              ---------------------------------



                                        By: /s/Jerry Nix
                                            -----------------------------------
                                        Date: January 22, 1999
                                              ---------------------------------



                                        By: /s/Frank M. Howard
                                            -----------------------------------
                                        Date: January 22, 1999
                                              ---------------------------------


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